                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                                                                   Case No.:      399-02649 THROUGH 399-02680
                                                                                                        ----------------------------
       SERVICE MERCHANDISE COMPANY, INC.                                                 Judge:         PAINE
       ---------------------------------                                                                ----------------------------
                                                                                         Chapter 11

Debtor(s)

                     MONTHLY OPERATING REPORT FOR PERIOD ENDING                        January 27, 2002
                                                                                  ---------------------------
                     COMES NOW,                    SERVICE MERCHANDISE COMPANY, INC.
                                                   ----------------------------------------------------------

       Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing December 31, 2001
                                                                                                                   -----------------
       and ending        January 27, 2002       as shown by the report and exhibits consisting of          10          pages and
                     -------------------------                                                      -----------------
       containing the following as indicated:

                      X    Monthly Reporting Questionnaire (Attachment 1)
                     -----
                           Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                     -----
                     N/A   Summary of Accounts Receivable (Form OPR-3)
                     -----
                           Schedule of Postpetition Liabilities (Form OPR-4)
                     -----
                           Statement of Income (Loss) (Form OPR-5)
                     -----

       I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.
       On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the
       "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to
       immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.
       The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.
       The Debtor and the U.S. Trustee agreed that the Debtor will file the remaining forms by March 18, 2002. I also here by certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S.
       Trustee.


         Date:      2-19-02                      DEBTOR - IN - POSSESSION
                    -------

                                                 By:                   /s/ Michael E. Hogrefe
                                                                       -------------------------------------------------------------
                                                 Name and Title:       MICHAEL E. HOGREFE, SR. VP AND CHIEF FINANCIAL OFFICER
                                                                       -------------------------------------------------------------
                                                 Address:              7100 SERVICE MERCHANDISE DRIVE
                                                                       -------------------------------------------------------------
                                                                       BRENTWOOD, TENNESSEE 37027
                                                                       -------------------------------------------------------------
                                                 Telephone No:         (615) 660-3340
                                                                       -------------------------------------------------------------


Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:DECEMBER 31, 2001 THROUGH JANUARY 27, 2002

1. PAYROLL

                                                                                          WAGES                      TAXES
     OFFICERS                                  TITLE                              GROSS           NET           DUE          PAID
------------------------------------------------------------------------------------------------------------------------------------
S. CUSANO                 CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER    $252,717.35    $149,748.46   $  5,726.24   $93,362.02
JANE F. GILMARTIN         PRESIDENT AND CHIEF MERCHANDISING OFFICER            $ 40,149.10    $ 24,025.92   $  3,980.39   $11,767.41
C. STEVEN MOORE           SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE
                            OFFICER, GENERAL COUNSEL AND SECRETARY             $113,305.69    $ 66,265.79   $  2,342.13   $42,234.67
MICHAEL E. HOGREFE        SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER    $ 23,903.33    $ 14,164.73   $  1,957.96   $ 6,080.98
ERIC A. KOVATS            SENIOR VICE PRESIDENT, STORES                        $859,899.35    $597,129.75   $224,315.08   $27,176.44
KARREN M. PRASIFKA        VICE PRESIDENT, ASSISTANT GENERAL COUNSEL            $ 53,116.74    $ 36,201.20   $  1,594.14   $15,182.89
KENNETH A. CONWAY         VICE PRESIDENT AND CONTROLLER                        $ 46,534.60    $ 32,528.80   $    807.73   $11,941.31
JOE M. ELLIOTT            VICE PRESIDENT, PROPERTY ADMINISTRATION              $ 39,398.16    $ 27,412.75   $    790.86   $10,302.58
KIMBERLY B. SOUTHARD      ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING AND
                            ASSISTANT TREASURER                                $ 16,594.70    $ 10,736.92   $    790.31   $ 4,770.07

The following associates received the remainder of the Stay Bonus included in the amounts above.
S. CUSANO                                                                      $195,000.00
C. STEVEN MOORE                                                                $ 78,750.01
ERIC A. KOVATS                                                                 $ 51,562.58
KARREN M. PRASIFKA                                                             $ 25,200.01
KENNETH A. CONWAY                                                              $ 21,600.25
JOE M. ELLIOTT                                                                 $ 20,250.03

The following associates received the remainder of the SIP Bonus included in the amounts above.
KARREN M. PRASIFKA                                                             $ 10,935.00
JOE M. ELLIOTT                                                                 $  7,500.00
KENNETH A. CONWAY                                                              $  8,500.00
KIMBERLY B. SOUTHARD                                                           $  5,500.00

The following associate received severance and term vacation included in the amounts above.
ERIC A. KOVATS                                                                 $ 20,112.25      Vacation
                                                                               $776,801.00     Severance

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  DECEMBER 31, 2001 THROUGH JANUARY 27, 2002

2. INSURANCE

                                                             COVERAGE       POLICY      EXPIRATION       PREMIUM       DATE COVERAGE
TYPE                       NAME OF CARRIER                    AMOUNT        NUMBER         DATE          AMOUNT         PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                   Fireman's Fund Insurance Co     $5 Million    01MXI9761300    12/31/02             $453,750    06/30/02
                           Royal Indemnity Co.             $5 Million      RHD317182     12/31/02              $60,000    06/30/02
                           Westchester Fire                $15 Million    WXA663479-0    12/31/02              $51,500    06/30/02
                           Commonwealth Ins Co             $25 Million     CLP 10333     12/31/02              $79,459    06/30/02
Boiler & Machinery         Hartford Steam Boiler           $10 Million    FBP4914359     12/31/02              $20,248    12/31/02
Transit                    Fireman's Fund Insurance Co     $1 Million    OIMXI97600751   12/31/02              $10,000    12/31/02
General Liability          Ace American Ins Co             $5 Million    XSLG2057804A    12/31/02             $250,000    12/31/02
Tenants Liability - AOS    Pacific Employers Ins. Co.      $5 Million    HDOG20578129    12/31/02      Incl. In GL        12/31/02
Tenants Liability-First
  Union                    Pacific Employers Ins. Co.      $5 Million    HODG20578087    12/31/02      Incl. In GL        12/31/02
Workers' Compensation-AOS  Pacific Employers Ins Co        Statutory     WLRC43124456    12/31/02             $201,195    12/31/02
WC Excess                  Ace American Ins Co             Statutory       XWC014136     12/31/02              $24,034    12/31/02
Workers' Compensation-DAS  Pacific Employers Ins Co        Statutory     WLRC43124493    12/31/02  Incl. In WC Excess     12/31/02
WC Retro                   Pacific Employers Ins. Co.      Statutory     SCFC43031673    12/31/02  Incl. In WC Excess     12/31/02
WC Contractual Indemnity   Illinois Union Insurance Co     Statutory     CTPG20577794    12/31/02              $15,750    12/31/02
Auto                       Pacific Employers Ins Co        $1 Million    ISAH07969661    12/31/02              $43,572    12/31/02
Umbrella                   Ohio Casualty Group             $25 Million  BX(02)O52805120  06/30/02              $52,006    06/30/02
Excess Liability           American Guarantee & Lia. Ins.  $50 Million   AEC287610704    03/31/02              $12,500    03/31/02
Excess Liability           Great American Assurance        $25 Million    EXC5752226     06/30/02              $18,600    06/30/02
International              Ace American Ins Co             $1 Million      PHF051491     12/31/02               $2,500    12/31/02
Directors & Officers       Continental Insurance Co        $10 Million     300714943     03/01/02             $200,000    03/01/02
                           Federal Insurance Co            $10 Million    81278902-A     03/01/02             $190,000    03/01/02
                           Royal Insurance Co              $10 Million     PSF000009     03/01/02             $175,000    03/01/02
                           Greenwich Ins. Co.              $10 Million    ELU82217-01    03/01/02             $198,949    03/01/02
                           Zurich-American Ins. Co.        $10 Million   DOC3746468-00   03/01/02             $146,704    03/01/02
                           Kemper Insurance Co             $10 Million    3DY00200100    03/01/02              $99,110    03/01/02
Crime                      National Union Fire Ins Co      $10 Million      8726439      03/01/02              $53,833    03/01/02
Fiduciary                  National Union Fire Ins Co      $10 Million      8726812      03/01/02              $25,839    03/01/02
Employment Practices
  Liability                Chubb Insurance Co              $5 Million      81278901A     03/01/02             $100,000    03/01/02
                           National Union Fire Ins Co      $5 Million       8727499      03/01/02              $70,000    03/01/02
                           Royal Insurance Co              $10 Million     PSF000010     03/01/02              $85,000    03/01/02
Special Crime              Reliance Insurance Co           $25 Million    NFK1951937     05/01/02              $13,458    05/01/02


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: DECEMBER 31, 2001 THROUGH JANUARY 27, 2002

3.  BANK ACCOUNTS


TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                      $      4,950

CORPORATE ACCOUNTS                                                                  8,993,676


CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                  4,426,870


OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                                        92,779
OTHER CASH ACCOUNTS                                                                    92,231

INVESTMENTS
SHORT TERM INVESTMENTS                                                                279,725
                                                                                 ------------

TOTAL CASH PER GENERAL LEDGER                                                    $ 13,890,231
                                                                                 ============



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: DECEMBER 31, 2001 THROUGH JANUARY 27, 2002

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                              Actual        Actual
                                             12/31/01      01/27/02
                                             --------      --------
Ending total revolver balance                $149,699      $     --
Term loan                                      60,000            --
Standby letters of credit                      20,727        20,571
Trade letters of credit                        29,210        11,948
                                             --------      --------
Total extensions of credit                    259,636        32,519

Borrowing base                                433,322       118,250
                                             --------      --------

Availability                                 $173,686      $ 85,731
                                             ========      ========


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: DECEMBER 31, 2001 THROUGH JANUARY 27, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

(DOLLARS IN THOUSANDS)

                                                       DATE                              TOTAL DUE
                                                     INCURRED          DATE DUE      (1/27/02 Balance)
                                                     -------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                         04/14/00          04/14/04          $    --
         Facility standby letters of credit          04/14/00          04/14/04           20,571
         Facility trade letters of credit            04/14/00          04/14/04           11,948
         Term loans                                  04/14/00          04/14/04               --
                                                                                         -------
TOTAL EXTENSIONS OF CREDIT                                                               $32,519
                                                                                         =======


ACCRUED INTEREST PAYABLE                                                                 $   799
                                                                                         =======


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: DECEMBER 31, 2001 THROUGH JANUARY 27, 2002

4. PAYMENTS TO PROFESSIONALS DECEMBER 31, 2001 THROUGH JANUARY 27, 2002

     Vendor #                         Vendor Name                              Check Amt.       Check Date        Check #
-------------------------------------------------------------------------------------------------------------------------
      57117        Deloitte and Touche                                         $68,950.00         12/31/01       50062484
      102914       Ernst and Young, LLP                                         $3,189.00         12/31/01       50062544
      57117        Deloitte and Touche                                         $16,276.00         12/31/01       50062547
      99391        Otterbourg , Steindler, Houston and Rosen, PC              $164,657.93         01/08/02       B0026445
      99454        Harwell, Howard, Hyne, Gabbert and Manner, PC               $27,789.26         01/09/02       B0026446
      57117        Deloitte and Touche                                         $30,000.00         01/15/02       50063396
      99444        Sitrick and Company, Inc.                                    $3,248.69         01/16/02       B0026697
      99454        Harwell, Howard, Hyne, Gabbert and Manner, PC               $21,561.64         01/16/02       B0026698
      99459        Robert L.Berger and Associates                              $12,034.79         01/18/02       B0026678
      101730       CBIZ Property Tax Solutions, Inc.                            $1,027.35         01/23/02       50063972
      101730       CBIZ Property Tax Solutions, Inc.                            $4,011.04         01/23/02       50063973
      101730       CBIZ Property Tax Solutions, Inc.                            $1,800.47         01/23/02       50063974
      50995        Brann and Isaacson                                             $582.96         01/23/02       50063976
      86237        Brusniak, Clement, Harrison and McCool, PC                     $114.56         01/23/02       50063977
      101606       Service Real Estate Venture                                    $201.70         01/24/02       50063990
      95384        Deloitte and Touche, LLP                                    $43,930.47         01/24/02       50064013
      57117        Deloitte and Touche                                         $74,154.00         01/24/02       50064203
      71217        Bass, Berry and Sims                                       $164,320.00         01/25/02       B0026585
      99391        Otterbourg , Steindler, Houston and Rosen, PC              $121,254.64         01/25/02       B0026587
      101993       Rothschild, Inc.                                            $89,800.84         01/25/02       B0026740





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: DECEMBER 31, 2001 THROUGH JANUARY 27, 2002

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: JANUARY 27, 2002
FORM OPR-3  NOT APPLICABLE














Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: DECEMBER 31, 2001 THROUGH JANUARY 27, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                     Date         Date          Total
                TAXES PAYABLE                      Incurred       Due            Due
                                                   ------------------------------------
Federal income tax                             **  Various       Various        $ 1,730

State income tax                                   Various       Various             (6)
                                                                                -------

                                      SUBTOTAL                                  $ 1,724
                                                                                -------


Sales/use tax                         SUBTOTAL  *  Various       Various        $ 6,556
                                                                                -------



Personal property tax                           *  Various       Various            919

Real estate taxes                               *  Various       Various         10,174

Inventory taxes                                 *  Various       Various              -

Gross receipts/bus licenses                     *  Various       Various             30

Franchise taxes                                 *  Various       Various            752
                                                                                -------

                                      SUBTOTAL                                  $11,875
                                                                                -------


                                                                                -------
TOTAL TAXES PAYABLE                                                             $20,155
                                                                                =======

*   liability included in accrued expenses on OPR-2
**  tax reserve


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: DECEMBER 31, 2001 THROUGH JANUARY 27, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                         Actual           Actual           Actual           Actual          Total

                             Monday     12/31/02         01/07/03         01/14/03         01/21/03        12/31/02
                             Sunday     01/06/02         01/13/02         01/20/02         01/27/02        01/27/02
                                        --------         --------         --------         --------        --------
Receipts:
   Sales receipts                       $ 21,206         $  8,892         $ 15,040         $     --        $ 45,138
   Miscellaneous receipts                     --               --               --          242,769         242,769
                                        --------         --------         --------         --------        --------
Total available collections               21,206            8,892           15,040          242,769         287,907


Disbursements:
   Merchandise disbursements               6,579            4,022            3,660            4,726          18,987
   Non-merchandise disbursements          17,738           11,826           16,923           12,382          58,869
                                        --------         --------         --------         --------        --------
Total disbursements                       24,317           15,848           20,583           17,108          77,856
                                        --------         --------         --------         --------        --------

Net receipts/(disbursements)            $ (3,111)        $ (6,956)        $ (5,543)        $225,661        $210,051
                                        ========         ========         ========         ========        ========


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.